SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         This Second Amendment to Employment Agreement (the "Second Amendment") is entered into by and between Phar-Mor, Inc., a Pennsylvania corporation (the "Company") and M. David Schwartz (the "Employee") as of August 27, 1998 (the "Effective Date").

         WHEREAS, Employee is currently employed by the Company pursuant to a written Employment Agreement dated as of June 5, 1997 (the "Existing Agreement") as amended as of June 23, 1998 (the "First Amendment"); and

         WHEREAS, the Company and the Employee desire to further amend the Existing Agreement, as amended.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1. Paragraph 4 of the First Amendment relative to Section IV., TERMINATION, sub-paragraph 3 of the Existing Agreement is hereby deleted in its entirety.

2. Section IV., TERMINATION, sub-paragraph F.3., Other Than for Cause or by Reason of Death or Disability, as set forth in the Existing Agreement shall be amended to provide, notwithstanding anything to the contrary contained in the Existing Agreement or the First Amendment, should a Change of Control occur on or prior to August 27, 1999, then the Employee shall be entitled to all of those benefits set forth in sub-paragraph F.3.(b) in addition to any other benefits the Employee is entitled to thereunder. The date "June 5, 1998" as contained in sub-paragraph F.3.(b) of the Existing Agreement shall be deleted and "August 27, 1999" shall be inserted in its place as it applies to any Change of Control to provide that in such event the Employee shall receive two times total compensation as described in the Existing Agreement.

3. All other current terms and conditions of the Existing Employment Agreement, as amended, shall remain the same and any defined terms used herein shall have the meaning as defined in the Existing Agreement, as amended.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PHAR-MOR, INC.

By:_______________________________            __________________________________
         Abbey J. Butler                               M. David Schwartz
         Co-Chairman and Chief
         Executive Officer

By:_______________________________
         Melvyn J. Estrin
         Co-Chairman and Chief
         Executive Officer